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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - November 23, 1999




                          U S INDUSTRIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE            00-22388           99-0273889
            ----------------      ------------      -------------------
             (State or other      Commission        (I.R.S. Employer
             jurisdiction of      File Number)      Identification No.)
            incorporation or
              organization)


                     11011 JONES ROAD, HOUSTON, TEXAS 77070
          (Address of principal executive offices, including Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE -- (281) 774-7012


                                   N/A
             (Former name or former address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               On November 23, 1999, the Board of Directors of U S Industrial Services, Inc. (the "Registrant"), by unanimous written consent in lieu of a special meeting of the board of directors, agreed to appoint Merdinger, Fruchter, Rosen & Corso, P.C. as its independent certifying accountants for the fiscal year ended September 30, 1999. The Registrant chose not to continue the engagement of its present accountants, Karlins, Arnold & Corbitt, P.C. ("Karlins, Arnold"), the independent certifying accounting firm which audited the financial statements of the registrant during fiscal years ended September 30, 1998 and 1997.

               Karlins, Arnold's report on the Registrant's financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of an opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

               During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Karlins, Arnold on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the former accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

               The Registrant has requested and received from Karlins, Arnold a letter dated December 6, 1999 addressed to the Securities and Exchange Commission stating that it agrees with the above statements for the Registrant's two fiscal years ended September 30, 1999. A copy of the Karlins, Arnold letter is attached as an exhibit to the report.

               On November 23, 1999, the Registrant engaged Merdinger, Fruchter, Rosen & Corso, P.C. as its new independent accountants to audit the financial statements for the year ended September 30, 1999. During the registrant's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the registrant has not consulted with Merdinger, Fruchter, Rosen & Corso, P.C regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits

          16 Letter on change in certifying accountant from Karlins, Arnold & Corbitt P.C., addressed to the Securities and Exchange Commission, and dated December 6, 1999.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U S INDUSTRIAL SERVICES, INC.




                                        By:    /s/ Michael E. McGinnis
                                             -----------------------------------
                                             Name:   Michael E. McGinnis
                                             Title:  President and Chief
                                                       Executive Officer


Dated:  December 7, 1999



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